UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020

SOLTREST, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-227526	35-2606208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Floor 6, Building 6

LuGang WebMall Town, ChouJiang, YiWu

Jinhua City, Zhenjiang Province China 322000

(Address of principal executive offices) (zip code)

8 Tiaojiayuan Street Suite 1402,

Chaoyang District, Beijing China

(Former name or former address, if changed since last report.)

86-155-5793-7666

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	SOLQ	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2020, the Board of Directors of the Company unanimously adopted a resolution seeking shareholder approval to amend the Company’s Articles of Incorporation to (a) change the name of the Company to Shengda Network Technology Inc. and (b) increase the number of authorized shares of Company Common Stock from 75,000,000 to 1,000,000,000 and authorize the issuance of 20,000,000 shares of Preferred Stock par value $0.0001 (“Preferred Stock”). Thereafter, on April 1, 2020, pursuant to the By-Laws of the Company and applicable Nevada law, shareholders holding seventy-one and 84/100 percent (71.84%) of the votes entitled to be cast on the aforementioned matters adopted a resolution to authorize the Board of Directors, in its sole discretion, to amend the Company’s Articles of Incorporation to (a) change the name of the Company to Shengda Network Technology Inc. and (b) increase the number of authorized Company Common Stock $0.0001 par value from 75,000,000 to 1,000,000,000 and authorize the issuance of 20,000,000 shares of Preferred Stock par value $0.0001.

The Board of Directors believes that the change of the Company’s name is beneficial as it more accurately describes the business activities of the Company. The Board further believes that the proposed increase in authorized capital is beneficial to the Company because it provides the Company with the flexibility it needs to raise additional capital consistent with its Business Plan.

On March 24, 2020, the Company filed a Preliminary Schedule 14C Information Statement with the Securities and Exchange Commission, and on April 3, 2020 the Company filed a Definitive Schedule 14C Information Statement with the Securities and Exchange Commission which detailed the increase in the Company’s authorized capital and the name change. This Information Statement was mailed to the shareholders of the Company on or about April 10, 2020 and at least twenty (20) days have elapsed since such mailing. The Company has received no comments from any of its shareholders regarding the proposed action. On March 30, 2020, the Company filed a Certificate of Amendment with the Nevada Secretary of State which amended the Company’s name to become Shengda Network Technology, Inc. and increased the Company’s authorized capital to 1,020,000,000 shares comprising 1,000,000,000 shares of Common Stock par value $0.0001 and 20,000,000 shares of Preferred Stock par value $0.0001.

The Company has filed a Notice of Corporate Action with FINRA regarding these changes, including a change in the Company’s trading symbol. This action is pending FINRA approval at this time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SOLTREST, INC.

Date: May 14, 2020	By	/s/ HangJin Chen
HangJin Chen
CEO, President and Secretary